UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2019

RESOURCE APARTMENT REIT III, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-55923

Maryland (State or other jurisdiction of incorporation or organization)	47-4608249 (I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Apartment REIT III, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on February 13, 2019 to provide the required financial information relating to our acquisition of a multifamily community located in Arlington, Texas known as the Texas Property, or Wimbledon Oaks Apartments ("Wimbledon Oaks"), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Wimbledon Oaks that would cause the reported revenues and certain operating expenses not to be indicative of future operating results.

Item 9.01Financial Statement and Exhibits.

		Page
a.	Financial Statements of Real Estate Acquired
	Wimbledon Oaks
	Independent Auditors' Report	4
	Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018	5
	Notes to Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018	6

b.	Pro Forma Financial Information
	Resource Apartment REIT III, Inc.
	Unaudited Pro Forma Consolidated Financial Information	8
	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2018	9
	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2018	10
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	11
	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	13

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

April 5, 2019	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditors’ Report

To the Stockholders of

Resource Apartment REIT III, Inc.:

Report on the Statement

We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of Wimbledon Oaks (the "Property") for the year ended December 31, 2018, and the related notes to the Statement.

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting

As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Resource Apartment REIT III, Inc.), and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois

April 5, 2019

WIMBLEDON OAKS

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2018

Revenues:
Rental income	$2,762,788
Other income	342,876
Total Revenues	3,105,664

Certain Operating Expenses:
Operating expenses	980,961
Real estate taxes	607,305
Insurance	35,318
Management fees	90,873
Total Certain Operating Expenses	1,714,457
Revenues in excess of Certain Operating Expenses	$1,391,207

See accompanying notes to the statement of revenues and certain operating expenses

WIMBLEDON OAKS

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2018

NOTE 1. Basis of Presentation

On February 12, 2019, Resource Apartment REIT III, Inc. (the “Company”) purchased Wimbledon Oaks (the "Texas Property" or "Wimbledon Oaks"), a multifamily community located in Arlington, Texas from an unaffiliated seller. The apartment complex was purchased for $25.85 million, excluding closing costs. The Company funded the purchase with a combination of offering proceeds and proceeds from a seven-year, $18.4 million secured mortgage loan with M&T Realty Capital Corporation, an unaffiliated lender, secured by Wimbledon Oaks (the "Wimbledon Oaks Mortgage Loan"). The Wimbledon Oaks Mortgage Loan matures on March 1, 2026. The Wimbledon Oaks Mortgage Loan bears interest at a fixed rate of 4.33%. Monthly payments are interest only for the first 36 months. Beginning on April 1, 2022, the Company will pay both principal and interest based on 30 year amortization. Any remaining principal balance and all accrued and unpaid interest and fees will be due at maturity.

Prepayment in full is permitted on any scheduled payment date, provided a prepayment premium is paid. The prepayment premium will be based on the greater of (i) the yield maintenance prepayment formula and (ii) 1% of the amount of the principal being repaid, for any prepayment made prior to March 1, 2024. The prepayment premium will be 1% of the amount of principal being repaid for any prepayment made from (and including) March 1, 2024 through October 31, 2025. No prepayment premium is required after November 1, 2025. The non-recourse carveouts under the loan documents for the Wimbledon Oaks Mortgage Loan are guaranteed by the Company.

The statement of revenues and certain operating expenses (the “Statement”) has been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Statement is not intended to be a complete presentation of the revenues and operating expenses at Wimbledon Oaks for the year ended December 31, 2018. The Statement includes the historical revenues and certain operating expenses of the Property, and excludes items that may not be comparable to the future operations of Wimbledon Oaks, such as interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations.

In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statement for year ended December 31, 2018 have been included. Such adjustments consisted of normal recurring items.

NOTE 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the Statement, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. Wimbledon Oaks recognizes rent as income when due. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.

NOTE 3. Subsequent Events

The Company’s management evaluated all events and transactions that occurred through April 5, 2019, the date the statement of revenues and certain operating expenses was available to be issued. During this period, Wimbledon Oaks did not have any material subsequent events other than as disclosed in Note 1.

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 22, 2019 and are not necessarily indicative of what the actual financial position or operations would have been had the Company completed the transaction as of the beginning of the period presented, nor is it necessarily indicative of future results.  In addition, this pro forma information should be read in conjunction with the statement of revenues and certain operating expenses and the notes thereto for the year ended December 31, 2018 of Wimbledon Oaks, which are included herein.

The following unaudited pro forma consolidated balance sheet as of December 31, 2018 is presented to give effect to the acquisition of Wimbledon Oaks, which occurred on February 12, 2019, as if such acquisition occurred on December 31, 2018. The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2018 is presented to give effect to the acquisition of Wimbledon Oaks as if such acquisition occurred on January 1, 2018. The footnotes to the pro forma financial statements provide details of the pro forma adjustments.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Wimbledon Oaks been consummated as of January 1, 2018. In addition, the pro forma balance sheet includes pro forma preliminary estimates the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting. The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Wimbledon Oaks(b)
ASSETS
Investments:
Rental properties, net	$136,061,586	$25,882,811	(c)	$161,944,397
Identified intangible assets, net	707,825	743,347		1,451,172
	136,769,411	26,626,158		163,395,569

Cash	32,827,390	(8,720,696)		24,106,694
Restricted cash	883,902	338,884		1,222,786
Tenant receivables, net	51,524	—		51,524
Due from related parties	13,772	—		13,772
Subscriptions receivable	1,431,000	—		1,431,000
Prepaid expenses and other assets	1,097,179	20,817		1,117,996
Deferred offering costs	5,046,364	—		5,046,364
Total assets	$178,120,542	$18,265,163		$196,385,705

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable, net	$100,044,640	$18,140,355	(d)	$118,184,995
Accounts payable and accrued expenses	1,167,901	3,421		1,171,322
Accrued real estate taxes	—	68,512		68,512
Due to related parties	12,993,287	—		12,993,287
Tenant prepayments	116,102	6,106		122,208
Security deposits	271,246	46,769		318,015
Distributions payable	1,037,799	—		1,037,799
Total liabilities	115,630,975	18,265,163		133,896,138

Stockholders' equity:
Preferred stock, par value $0.01: 10,000,000 shares authorized, none issued and outstanding	—	—		—
Convertible stock, par value $0.01: 50,000 shares authorized, issued and outstanding, respectively	500	—		500
Class A common stock, par value $0.01: 25,000,000 shares authorized, 634,493 issued and outstanding	6,345	—		6,345
Class T common stock, par value $0.01: 25,000,000 shares authorized, 1,111,394 issued and outstanding	11,114	—		11,114
Class R common stock, par value $0.01: 750,000,000 shares authorized, 7,181,534 issued and outstanding	71,815	—		71,815
Class I common stock, par value $0.01: 75,000,000 shares authorized, 329,604 issued and outstanding	3,296	—		3,296
Additional paid-in-capital	77,896,470	—		77,896,470
Accumulated other comprehensive loss	(40,633)	—		(40,633)
Accumulated deficit	(15,459,340)	—		(15,459,340)
Total stockholders' equity	62,489,567	—		62,489,567
Total liabilities and stockholders' equity	$178,120,542	$18,265,163		$196,385,705

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2018

(a)	Historical financial information as of December 31, 2018, derived from the Company’s Annual Report on Form 10-K for the period ended December 31, 2018.
(b)

Represents the adjustments to the balance sheet of the Company to give effect to the acquisition of Wimbledon Oaks and related cash, other assets and liabilities as if the acquisition had occurred on December 31, 2018. The Company funded the contracted purchase price of $25.85 million with cash on hand, which had been generated from the Company's on-going public offering, and a mortgage loan from an unaffiliated lender of $18.4 million (described below). The Company recorded the cost of tangible and identified intangible assets acquired based on their estimated fair values.

(c)

The Company adopted Accounting Standards Update 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business ("ASU 2017-01"), issued in January 2017, beginning with real estate investments acquired on or after January 1, 2018.  Acquisitions that do not meet the definition of a business under this guidance are accounted for as asset acquisitions.  The acquisition of Wimbledon Oaks did not meet the definition of a business and consequently was accounted for as an asset acquisition.  As a result, the Company capitalized approximately $776,000 in acquisition fees and acquisition costs related to the acquisition of Wimbledon Oaks on the unaudited pro forma balance sheet.

(d)

On February 12, 2019, in connection with the acquisition of Wimbledon Oaks, the Company, through a wholly-owned subsidiary, entered into a seven-year $18.4 million secured mortgage loan with M&T Realty Capital Corporation, an unaffiliated lender, secured by Wimbledon Oaks (the "Wimbledon Oaks Mortgage Loan").  The Wimbledon Oaks Mortgage Loan matures on March 1, 2026. The Wimbledon Oaks Mortgage Loan bears interest at a fixed rate of 4.33%.  The pro forma amount is net of approximately $270,000 of deferred financing fees incurred in connection with the Wimbledon Oaks Mortgage Loan.

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Rental income	$7,698,144	$2,762,788	(b)	$10,460,932
Utility income	367,736	179,116		546,852
Ancillary tenant fees	109,976	163,760		273,736
Total revenues	8,175,856	3,105,664		11,281,520

Expenses:
Rental operating- expenses	1,668,426	693,804	(b)	2,362,230
Rental operating- payroll	852,546	322,475	(b)	1,175,021
Rental operating- real estate taxes	1,011,719	607,305	(b)	1,619,024
Subtotal- rental operating	3,532,691	1,623,584		5,156,275
Property management fees	9,488	—		9,488
Management fees - related parties	1,290,367	419,213	(c)	1,709,580
General and administrative	2,322,183	—		2,322,183
Loss on disposal of assets	108,844	—		108,844
Depreciation and amortization expense	5,239,781	1,827,667	(d)	7,067,448
Total expenses	12,503,354	3,870,464		16,373,818
Loss before other income (expense)	(4,327,498)	(764,800)		(5,092,298)

Other income (expense):
Interest income	159,631	—		159,631
Interest expense	(2,683,916)	(849,517)	(e)	(3,533,433)
Net loss	$(6,851,783)	$(1,614,317)		$(8,466,100)

Other comprehensive loss:
Designated derivatives, fair value adjustments	(29,441)	—		(29,441)
Total other comprehensive loss	(29,441)	—		(29,441)
Comprehensive loss	$(6,881,224)	$(1,614,317)		$(8,495,541)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)

For the Year Ended December 31, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Total (f)
Class A common stock:
Net loss attributable to Class A common stockholders	$(678,901)	$(838,854)
Net loss per common share, basic and diluted	$(1.08)	$(1.34)
Weighted-average number of common shares outstanding, basic and diluted	627,773	627,773

Class T common stock:
Net loss attributable to Class T common stockholders	$(1,288,009)	$(1,591,471)
Net loss per common share, basic and diluted	$(1.18)	$(1.45)
Weighted-average number of common shares outstanding, basic and diluted	1,094,666	1,094,666

Class R common stock:
Net loss attributable to Class R common stockholders	$(4,764,965)	$(5,887,616)
Net loss per common share, basic and diluted	$(1.06)	$(1.10)
Weighted-average number of common shares outstanding, basic and diluted	4,479,230	5,353,612

Class I common stock:
Net loss attributable to Class I common stockholders	$(119,908)	$(148,159)
Net loss per common share, basic and diluted	$(0.80)	$(0.77)
Weighted-average number of common shares outstanding, basic and diluted	148,975	192,412

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(a)	Historical financial information for the year ended December 31, 2018, derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
(b)	Represents the historical operations of Wimbledon Oaks under the previous owners as reported on the statement of revenues and certain operating expenses for the year ended December 31, 2018.
(c)

Represents the management fees associated with the management of Wimbledon Oaks following its acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2018.  Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2018.

(d)

Represents the additional depreciation and amortization expense for the year ended December 31, 2018, as if Wimbledon Oaks was acquired January 1, 2018. Building is depreciated over the property’s estimated useful life of 25 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years.   Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)

Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year, $18.4 million Wimbledon Oaks Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2018. The Wimbledon Oaks Mortgage Loan bears interest at a fixed rate of 4.33%, maturing March 1, 2026.

(f)

Pro forma net loss has been allocated amongst the Company's outstanding classes of common stock pursuant to the two-class method of computing earnings per share.  Additionally, the pro forma earnings per share calculation assumes that proceeds from the sale of an additional 874,382 Class R shares and 43,437 Class I shares of the Company's common stock, aggregating $8,720,696, were used to fund the Wimbledon Oaks acquisition and were issued and outstanding as of January 1, 2018.